                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 19, 2006


                                PVF Capital Corp.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Ohio                           0-24948                 34-1659805
----------------------------     ----------------------    ---------------------
(State or Other Jurisdiction     Commission File Number      (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                   30000 Aurora Road, Solon, Ohio               44139
               ---------------------------------------------------------
               (Address of Principal Executive Offices)        (Zip Code)


       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 19, 2006, PVF Capital Corp. (the "Company") announced its unaudited financial results for the quarter and nine months ended March 31, 2006. For more information, reference is made to the Company's press release dated April 19, 2006, a copy of which is attached to this Report as Exhibit 99 and is furnished herewith.

ITEM 8.01  OTHER EVENTS

         The Board of Directors of the Company declared a quarterly cash dividend on the Company's outstanding common stock. The cash dividend will be in the amount of $0.074 per share payable on May 5, 2006 to the stockholders of record at the close of business on April 28, 2006. For further information on the cash dividend, see the Company's press release dated April 19, 2006, which is incorporated herein by reference and is filed herewith as Exhibit 99.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Not applicable.


      (b)  Not applicable.


      (c)  The following exhibit is filed herewith:

           Exhibit 99           Press Release dated April 19, 2006

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PVF CAPITAL CORP.



                                            By: /s/ Jeffrey N. Male
                                                --------------------------------
                                                Jeffrey N. Male
                                                Vice President and Secretary
                                                (Duly Authorized Representative)


Dated:  April 19, 2006